UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2007

Catcher Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44084 Riverside Parkway, Suite 320

Leesburg, Virginia 20176

(Address of Principal Executive Offices, including zip code)

(703) 723-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Beginning on July 12, 2007, Catcher Holdings, Inc. (the “Company”), and Catcher, Inc., the wholly owned subsidiary of the Company (“Catcher”), held subsequent closings under a Note and Restricted Stock Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company received aggregate proceeds of $350,000 and issued in a private placement Secured Convertible Promissory Notes (the “Notes”) with an aggregate principal amount of $455,000 (the “Principal”) and 122,500 shares of restricted Common Stock of the Company (the “Financing”). As previously reported on the Current Reports on Form 8-K filed on June 26, 2007 and July 5, 2007, the Company held an initial closing under the Purchase Agreement on June 20, 2007 and subsequent closings thereafter. The Purchase Agreement allows for multiple closings up to an aggregate purchase price amount of $3,000,000, and the Company has raised $1,575,000 as of July 18, 2007.

The Company has the right to prepay any and all amounts owed under any or all of the Notes in whole or in part at any time, subject to the Investor’s right to convert, as discussed below, provided that, with respect to each such Note and the portion of Principal due thereunder, (i) any such prepayment must be accompanied by the accrued and unpaid interest on the applicable Principal being prepaid through the date of prepayment; (ii) if such prepayment occurs before the date that is sixty (60) days after the date of issuance, the principal amount due under the Note will be equal to 76.923% of the applicable Principal; (iii) if such prepayment occurs on or after the date that is sixty (60) days after the date of issuance but less than one hundred twenty (120) days after the date of issuance, the principal amount due under the Note will be equal to 84.615% of the applicable Principal; and (iv) if such prepayment occurs on or after the date that is one hundred twenty (120) days after the date of issuance but less than one hundred eighty (180) days after the date of issuance, the principal amount due under the Note will be equal to 92.308% of the applicable Principal.

In the event that the Company, at any time after the date of issuance of the Notes and prior to the payment in full or conversion of the Notes, issues and sells Next Securities (as that term is defined in the Notes) in a Next Financing (as that term is defined in the Notes), then the outstanding Principal amount of the Notes and all accrued but unpaid interest thereon will, at the option of each Investor, be convertible, at the closing and on the same terms and conditions of such Next Financing, into Next Securities at a conversion price equal to the lower of (i) the Next Security Conversion Price (as that term is defined in the Notes) and (ii) $0.65 per share. If the Investor elects not to convert any Note into Next Securities in connection with a Next Financing then the Company will repay the Note in full within five (5) Business Days of the closing of such Next Financing.

Any time prior to the closing of a Next Financing or the Company’s election to prepay a Note, the Investors may elect to convert the outstanding Principal (as adjusted pursuant to any extension of the Maturity Date) and accrued but unpaid interest due under their Note into shares of the Company’s Common Stock at a conversion price per share equal to the lower of (i) the average closing price as quoted on the OTC Bulletin Board for the five (5) trading day period immediately prior to the date of such notice and (ii) $0.65 per share.

Under the terms of a Registration Rights Agreement executed in connection with the Financing, the Company will be obligated to register the shares of common stock issued upon execution of the Purchase Agreement and April Purchase Agreement for resale on a registration statement to be filed within 60 days of the execution of the Purchase Agreement and to use commercially reasonable efforts to register or qualify the shares for resale in certain states. In addition, upon request by the holders of a majority in interest of the Notes and the New Notes, the Company will be obligated to register the securities issuable upon conversion of the Notes or the New Notes for resale on a registration statement to be filed within 20 days of the receipt of a request in accordance with the terms of the Registration Rights Agreement and to use commercially reasonable efforts to register or qualify the shares for resale in certain states.

In addition, on July 16, 2007, the Company executed a First Amendment to Convertible Secured Promissory Note (the “Amendment”) amending certain Secured Convertible Promissory Notes (the “Amended Notes”) issued on June 28, 2007 with an aggregate principal amount of $1,300,000. Pursuant to the terms of the Amendment, the Common Stock conversion price of the Amended Notes is fixed at $0.65 per share. We anticipate entering into similar amendments with other holders of our Convertible Secured Promissory Notes.

The securities being offered have not been registered under the Securities Act of 1933, as amended, or any state securities law and have been sold in a private transaction pursuant to an exemption from registration provided by

Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The shares may not be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws.

The foregoing descriptions of the transaction documents do not purport to be complete and are qualified in their entirety by the Form of Note and Restricted Stock Purchase Agreement, Form of Secured Convertible Promissory Note and Form of Registration Rights Agreement filed as Exhibit 10.37, Exhibit 10.38 and Exhibit 10.39, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2007, and the Form of First Amendment to Convertible Secured Promissory Note filed with this Current Report as Exhibit 10.42, each of which are incorporated herein by reference.

This Current Report does not constitute an offer to sell or the solicitation of an offer to purchase any securities.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.42	Form of First Amendment to Convertible Secured Promissory Note to be executed by and between the Company and the Noteholder identified on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHER HOLDINGS, INC.

July 18, 2007	By:	/s/ Denis McCarthy
Denis McCarthy
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.42	Form of First Amendment to Convertible Secured Promissory Note to be executed by and between the Company and the Noteholder identified on the signature pages thereto.